                              CAPITOL BANCORP LTD.
                          One Business & Trade Center
                          200 Washington Square North
                            Lansing, Michigan 48933


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 1996

                                PROXY STATEMENT


INTRODUCTION
         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Capitol Bancorp Ltd. (the "Corporation") to be used at the 1996 Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan, on Tuesday, April 30, 1996 at 4:00 p.m. Eastern Time. The accompanying Notice of Meeting and this Proxy Statement are being mailed to the stockholders on or about March 14, 1996.

REVOCATION OF PROXIES
         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a particular stockholder attends the Meeting and revokes his proxy by notifying the Secretary at the Meeting of his or her intention to do so. Any stockholder who attends the Meeting and revokes his proxy may vote in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
         Stockholders of record as of the close of business on March 4, 1996 (the "Record Date"), are entitled to one vote for each share then held. As of February 15, 1996, the Corporation had 3,472,439 shares of Common Stock issued and outstanding.

         The following table sets forth, as of February 15, 1996, certain information as to each person (including any group as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of the Corporation's Common Stock as of that date, and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Corporation as a group.

Name and Address of                              Shares of                          Percent of
Beneficial Owner                                 Common Stock                       Common Stock
----------------------------------------------------------------------------------------------------
Joseph D. Reid                                    711,767(a)                             18.44%
  Capitol Bancorp Ltd.
  One Business & Trade Center
  200 Washington Square North
  Lansing, Michigan 48933


All Directors and Executive                      1,304,184(b)                            33.55%
  Officers as a group   (24 persons)




-------------------------------------------------------------------------------
(a) Includes 388,012 options, each to purchase one share of Common Stock. See "Executive Compensation".

(b)      Includes 37,674 shares  held by 7 persons who  are officers of the
         Corporation but not directors.   Also includes 28,874  vested shares
         held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan, 61,061 shares held by Capitol Bancorp Ltd. Directors' Deferred Compensation Plan and 403,012 options and 11,600 warrants, each to purchase one share of Common Stock.

ELECTION OF DIRECTORS
         The Bylaws of the Corporation establish that the number of directors shall be not less than five nor more than twenty-five.

         The persons named in the enclosed Proxy intend to vote for the election of the nominees named in this Proxy Statement unless it contains instructions to the contrary, in which case it will be voted pursuant to such instructions. All nominees are willing to be elected and to serve in such capacity for one year and until their successors are elected and qualified. If any of the nominees becomes unavailable for election, which is not anticipated, the persons named in the Proxy will vote for such other nominee, if any, as may be proposed by the Board of Directors. A majority of the Common Stock voting at the Meeting is required for the election of nominees to the Board of Directors.

         Each of the nominees for election to the Board of Directors is currently a member of the Corporation's Board of Directors and has been a member of the Board of Directors of the Corporation since the year shown in the table below (or, as to dates prior to 1988, Capitol National Bank), except as indicated.

         The table below sets forth information regarding the Corporation's Directors (all of whom are nominees for director, except as indicated), based on the data furnished by them. They have held the principal occupations shown for at least the past five years unless otherwise indicated. The shares in this table do not include the ESOP shares voted by Messrs. Reid, O'Leary and Carr as trustees of the ESOP for which such trustees disclaim beneficial ownership thereof except insofar as they are beneficiaries of the ESOP trust. See "Executive Compensation".


Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                                   Shares of Common
With Securities Registered                                                   Stock of the
Pursuant to Section 12                                      Year First       Corporation Owned        Percent of Total
of the Securities                                           Became A         Beneficially At          Common Stock At
Exchange Act of 1934                       Age              Director         February 15, 1996(a)     February 15, 1996
--------------------------------------------------------------------------------------------------------------------------
Joseph D. Reid                               53                 1982                711,767(b)                  18.44%
  Chairman of the Board,
  President and Chief
  Executive Officer of
  the Corporation;
  Chairman of the Board
  of the Corporation's
  subsidiaries; Chairman
  and Chief Executive
  Officer of Access BIDCO,
  Inc. and Onset BIDCO,
  Inc. (subsidiary of Access
  BIDCO, Inc.); Chairman
  of the Board, Amera
  Mortgage Corporation;
  Chairman of the Board and
  Chief Executive Officer,
  Valley Commerce Bank;
  Chairman of the Board and
  Chief Executive Officer,
  Bank of Tucson (in formation)

Robert C. Carr                               56                 1982                 28,288(c)                    .81%
  Treasurer and Executive
  Vice President of the
  Corporation; President and
  CEO of Capitol National
  Bank





-------------------------------------------------------------------------------
(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children or jointly with spouse. This total does not reflect stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan.

(b) Includes 388,012 options, each to purchase one share of Common Stock. See "Executive Compensation".

(c) Includes 10,000 options, each to purchase one share of Common Stock. Also includes 6,634 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.


Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                                Shares of Common
With Securities Registered                                                Stock of the
Pursuant to Section 12                                   Year First       Corporation Owned         Percent of Total
of the Securities                                        Became A         Beneficially At           Common Stock At
Exchange Act of 1934                       Age           Director         February 15, 1996(a)      February 15, 1996
------------------------------------------------------------------------------------------------------------------------------
David O'Leary                              65               1982             45,089                      1.30%
  Secretary of the
  Corporation; Chairman
  of O'Leary Paint Company

Louis G. Allen                             66               1989                384                       .01%
  Private Banker
  The Bank of Bloomfield Hills
  (formerly President, United
  Savings Bank, FSB; Executive
  Vice President-Finance and
  Director of Corporate
  Development, Beztak, Inc.)

Paul R. Ballard                            46               1990             48,318(b)                   1.39%
  Executive Vice President of the
  Corporation, President and
  CEO, Portage Commerce Bank

David L. Becker                            60               1990             33,685                       .97%
  President, Becker
  Insurance Agency, P.C.

Douglas E. Crist                           55               1982             36,731                      1.06%
  President, Developers of
  SW Florida, Inc.

Richard G. Dorner                          50               1990              6,784(c)                    .20%
  President and CEO, Ann
  Arbor Commerce Bank

Gary A. Falkenberg                         57               1982             26,313                       .76%
  Doctor of Osteopathic Medicine

Joel I. Ferguson                           57               1982             29,206                       .84%
  President, WLAJ
  TV 53, Inc.;
  President, F & S
  Development Co. (a real
  estate development firm);
  Director, Maxco, Inc.





-------------------------------------------------------------------------------
(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children or jointly with spouse. This total does not reflect stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan.

(b) Includes 5,000 options, each to purchase one share of Common Stock. Also includes 4,710 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.

(c) Includes 2,832 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.

Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                                   Shares of Common
With Securities Registered                                                   Stock of the
Pursuant to Section 12                                      Year First       Corporation Owned        Percent of Total
of the Securities                                           Became A         Beneficially At          Common Stock At
Exchange Act of 1934                       Age              Director         February 15, 1996(a)     February 15, 1996
------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Gaskin                         54               1982                7,245                    .21%
  Associate Broker/State Appraiser,
  Tomie Raines, Inc. Realtors
  (formerly, Associate Broker,
  Moore-Jensen Associates, Inc.
  Associate Broker, Century 21-
  Hubbell and President,
  Century 21 Gaskin)

H. Nicholas Genova                         56               1992                6,642                    .19%
  Chairman and CEO, Washtenaw
  News Company, Inc. and
  President, H. N. Genova
  Development Company

L. Douglas Johns                           52               1982               67,638                   1.95%
  President, Mid-Michigan
  Investment Company, (a holding
  company for real estate
  developments); Vice President,
  Leon's Foods and Director,
  Maxco, Inc.

Michael L. Kasten                          50               1990               36,582                   1.05%
  President, Kasten Management
  Vice President, Kasten Insulation
  Services (formerly M. L. Kasten
  Company, a mechanical insulation
  contracting firm);
  (formerly, Chairman of the Board,
  Edgerton Rogers Glass)

James R. Kaye                              38               1992                1,844(b)                 .05%
  President and CEO,
  Oakland Commerce Bank
  (formerly, Assistant Vice
  President, Banc One
  Leasing Corporation)

Leonard Maas                               74               1995               89,793(c)                2.58%
  President,
  Gillisse Construction Company
  (underground utility construction);
  Honorary Trustee, Hope College;
  Limited Partner, CP Limited
  Partnership; Director, Pyramid,
  Inc. (pork processors)




-------------------------------------------------------------------------------
(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children or jointly with spouse. This total does not reflect stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan.

(b) Includes 349 vested shares held in the Capitol Bancorp Ltd. Employee Stock Ownership Plan.

(c)      Includes 11,600 warrants, each to purchase one share of Common Stock.

Name; Positions with the
Corporation or Principal
Occupations or Positions
During Past Five Years; Other
Directorships in Companies                                                   Shares of Common
With Securities Registered                                                   Stock of the
Pursuant to Section 12                                      Year First       Corporation Owned        Percent of Total
of the Securities                                           Became A         Beneficially At          Common Stock At
Exchange Act of 1934                       Age              Director         February 15, 1996(a)     February 15, 1996
------------------------------------------------------------------------------------------------------------------------------
Lyle W. Miller                               52                 1982              28,434                          .82%
  Executive Vice President,
  SafeCard Services, Inc.;
  President, SERVCO, Inc.
  (provider of credit card
  enhancements and services to the
  financial industry); President,
  Northern Leasing & Sales; President,
  Lansing Ice Arena; President,
  McMiller Holding (land holding
  company); Partner, Mahmill Acres
  (residential development company)

Individuals Who Have Served as a
Director in Most Recent Fiscal Year
and Are Not Standing for Reelection
as a Director
------------------------------------------------------
Jay A. Fishman(b)                            51                 1992                 700                          .02%
  President, Jay A. Fishman, Ltd.
  Investment Counsel
  (investment management services)

         Rules and regulations promulgated by the Securities and Exchange Commission require periodic reporting of the beneficial ownership of and transactions involving the Corporation's securities relating to directors, officers and beneficial owners of 10% or more of the Corporation's securities. Under those rules and regulations, certain acquisitions and divestitures of the Corporation's securities are required to be disclosed via reports filed within prescribed time limits. Based on the Corporation's review of filings made during the year ended December 31, 1995, the following common stock transactions were noted:

         Leonard Maas' adult son, Steven Maas, sold 335 shares on October 11, 1995. He exercised 1,000 warrants on October 11, 1995, resulting in ownership of an additional 1,000 shares. The acquisition and divestiture of 335 shares and exercise of 1,000 warrants were not reported on the original report of holdings and should have been reported thereon. Notwithstanding that his adult son does not live with him, reports thereto should have been filed.

         The foregoing transactions were not reported timely pursuant to the filing requirements. These transactions were subsequently reported in conjunction with the required year-end reporting of the beneficial ownership interests of these individuals as of December 31, 1995.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
         The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended December 31, 1995, the Board of Directors held 6 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period except for one director.

         Directors who are not employees of the Corporation or its subsidiaries are entitled to receive an annual directors' fee ($6,000 in 1995). Directors entitled to receive such fee may either receive the amount currently or elect to defer the amount pursuant to a deferred compensation plan. See "Directors' Deferred Compensation Plan".

         The Executive Committee, composed of Messrs. Reid, Carr, O'Leary, Ferguson and Johns, meets for the purpose of monitoring current operating strategy and implementation of the Corporation's business plan. During the





-------------------------------------------------------------------------------
(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by corporations owned and controlled, and shares held by children or jointly with spouse. This total does not reflect stock purchased through voluntary participation in the Capitol Bancorp Ltd. Directors' Deferred Compensation Plan.

(b)      Resigned effective February 7, 1996.

year ended December 31, 1995, the Executive Committee met 6 times.

         The Audit Committee, composed of Messrs. Falkenberg, Genova and Kasten, reviews the results of the independent auditors' audit of the Corporation's consolidated financial statements and evaluates policies, procedures and results relating to the internal audit function and recommends to the Corporation's Board of Directors the selection of independent auditors. During the year ended December 31, 1995, 6 meetings were held by the Audit Committee.

         The Compensation Committee, composed of Messrs. Miller and Kasten and Ms. Gaskin, meets for the purpose of reviewing compensation and benefit levels for the Corporation's management and making related recommendations to the Corporation's Board of Directors. During the year ended December 31, 1995, 2 meetings were held by the Compensation Committee.

EXECUTIVE COMPENSATION
         The following table sets forth compensation paid to the CEO and the next four most highly compensated executive officers of the Corporation for each of the three years in the period ended December 31, 1995. The Corporation has entered into written employment agreements with Joseph D. Reid and certain officers of the Corporation and its subsidiaries. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".


                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term Compensation
                                                                                  ----------------------------------
                                                Annual Compensation                     Awards          Payouts
                                          -----------------------------------     ----------------------------------
                                                                     Other
  Name and                                                           Annual       Restricted   Number of                 All Other
  Principal                                                          Compen-      Stock        Options/      LTIP        Compen-
  Position/Year                           Salary       Bonus(a)      sation(b)    Award(s)     SARs          Payouts     sation
-----------------------------------------------------------------------------------------------------------------------------------
  Joseph D. Reid (c)
    Chairman, President
    and CEO:
      1995                                 213,165          25,440          250       -0-        41,941(d)      -0-         -0-
      1994                                 205,120             -0-          250       -0-       121,951(d)      -0-         -0-
      1993                                 135,207          10,675        2,443       -0-        31,222(d)      -0-         -0-

  Robert C. Carr
    Treasurer and Executive
    Vice President of the
    Corporation; President and
    CEO, Capitol National Bank:
      1995                                 130,000          20,215        2,382       -0-          -0-          -0-         -0-
      1994                                 125,000          12,000        2,251       -0-        10,000         -0-         -0-
      1993                                 116,550           8,650        1,854       -0-          -0-          -0-         -0-

  Paul R. Ballard
    Executive Vice President of
    the Corporation; President
    and CEO, Portage Commerce Bank:
      1995                                 104,000          21,140        3,726       -0-           -0-         -0-         -0-
      1994                                 100,000          19,000        3,140       -0-         5,000         -0-         -0-
      1993                                  91,000           9,200        2,674       -0-           -0-         -0-         -0-

  John C. Smythe
    Executive Vice President of
    the Corporation; Executive
  Vice President, Capitol National Bank:
      1995                                  99,009          17,950        1,391       -0-           -0-         -0-         -0-
      1994                                  95,217           9,000        2,144       -0-           -0-         -0-         -0-
      1993                                  90,669           7,050        2,178       -0-           -0-         -0-         -0-

  David K. Powers
    Senior Vice President:
      1995                                  99,746          13,000        2,792       -0-           -0-         -0-         -0-
      1994                                  94,122           6,000        2,820       -0-           -0-         -0-         -0-
      1993                                  89,640           6,000        2,788       -0-           -0-         -0-         -0-



(a)      Represents amounts paid pursuant to incentive compensation program.
(b) Represents allocated personal portion of value of automobile and life insurance provided by the Corporation.
(c)      See also "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".
(d) Represents options granted pursuant to employment agreement. See "CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS".

DIRECTORS' DEFERRED COMPENSATION PLAN
         Nonemployee directors of the Corporation may either receive directors' fees currently or elect to defer such fees pursuant to a deferred compensation plan. Prior to 1994, amounts deferred were accrued as a liability of the Corporation upon which imputed interest was also accrued. Effective November 1, 1994 the prior deferred compensation plan was replaced with a new Deferred Compensation Plan (the "Plan"). Under the Plan, the Corporation contributed deferred fees together with interest into a trust under the direction and control of City Bank and Trust Company of Jackson, Michigan as Trustee. The Trustee then purchased Common Stock of the Corporation in open market transactions. As of February 15, 1996, the Plan held 61,061 shares of the Corporation's common stock. The Trustee has sole voting power over the shares held by the Plan; accordingly, the shares held by the Plan are not included in the shares attributed to each director in the table included elsewhere in this Proxy Statement. However, shares held by the Plan are included in the total of all shares held by directors and officers as a group. After the establishment of the Plan, the fees of those directors who elect to participate in the Plan will be remitted to the Trustee for investment in the Corporation's Common Stock. Each director's participation in the Plan is voluntary and does not affect the amount of his/her director fees. Only directors who are not employees of the Corporation or its subsidiaries are entitled to director fees.

PROFIT-SHARING PLAN
         The Corporation maintains a Profit-Sharing Section 401(k) plan covering substantially all full-time employees over age 21. The Profit-Sharing Plan provides for contributions in amounts determined annually by the Board of Directors. Eligible employees may also make voluntary contributions to the Plan. The Corporation's contributions to the Profit-Sharing Plan charged to expense for the years 1995, 1994, and 1993 were $84,000, $33,500, and $22,000, respectively.

EMPLOYEE STOCK OWNERSHIP PLAN
         The Corporation has an Employee Stock Ownership Plan ("ESOP"). All employees of the Corporation and its subsidiaries, subject to meeting certain eligibility criteria, are entitled to participate in the ESOP, excepting only Mr. Reid. Contributions to the ESOP (exclusive of amounts required pursuant to the ESOP's loan) are determined at the discretion of the Corporation's Board of Directors.

         The ESOP program is structured as a leveraged ESOP. The ESOP trust has a remaining loan balance outstanding at December 31, 1995 of $111,877 pursuant to a line of credit extended by Independent Bank in Ionia, Michigan, established for the purpose of purchasing common stock of the Corporation. The ESOP note is an obligation of the ESOP but is guaranteed by the Corporation. The Corporation has agreed to contribute to the ESOP sufficient amounts to repay the note and related interest; such contributions will be charged to operations as incurred. The ESOP note is payable in varying annual installments over a period of 8 years at an interest rate approximating prime rate.

         ESOP contributions charged to expense in 1995, 1994, and 1993 approximated $130,000, $116,000, and $51,000 (including ESOP note payable interest of $19,000, $19,000, and $15,000), respectively.

         The ESOP trust held 88,381 shares of Common Stock at December 31, 1995. The ESOP shares are voted by eligible participants of the ESOP, including officers and directors of the Corporation, insofar as such shares are vested (56,716 at February 15, 1996). Unvested shares (31,665 at February 15,
1996) are voted by Messrs. Reid, Carr and O'Leary. Vested shares voted by officers of the Corporation who are also participants in the ESOP at December 31, 1995 are included in the "Voting Securities and Principal Holdings Thereof" section of the Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
         The Corporation has entered into an Employment Agreement with Joseph
D. Reid under which, in addition to any other functions to be performed by him as may be prescribed by the Board of Directors of the Corporation, he agreed to serve as Chairman of the Board, President and Chief Executive Officer of the Corporation. The term of the Employment Agreement is three years and is automatically extended for an additional year each January 1 unless either party gives written notice to the contrary. His Employment Agreement grants him the option to purchase Common Stock of the Corporation. At December 31, 1995, Mr. Reid held options to purchase up to 438,459 shares of Common Stock of the Corporation at an exercise price ranging from $6.28 per share to $10.50 per share. In January 1996, Mr. Reid exercised 64,058 options at $6.28 per share.

         Mr. Reid's Employment Agreement also binds the Corporation to issue additional options to Mr. Reid in the event of any new issue of shares equal to 15% of the sum of the additional shares issued and the shares subject to the options. The exercise price of such options is to be established by the Board of Directors based on the fair market price at the time of issuance of the option at an exercise price of not less than $7.27 per share currently. Each option expires seven years after its date of issuance.

                     Option/SAR Grants in Last Fiscal Year
                               Individual Grants

        (a)                    (b)                         (c)                     (d)                     (e)

                            Number of
                            Securities               % of Total Options/
                            Underlying               SARs Granted to
                            Options/SARs             Employees in            Exercise or Base
        Name                Granted (#)              Fiscal Year             Price ($/Sh)             Expiration Date
----------------------------------------------------------------------------------------------------------------------
Joseph D. Reid                     988                      2.36                   8.25                       2002
    "       "                      247                       .59                   8.84                       2002
    "       "                    6,669                     15.90                   8.875                      2002
    "       "                   22,251                     53.05                   9.00                       2002
    "       "                      388                       .93                   9.37                       2002
    "       "                       35                       .08                  10.13                       2002
    "       "                    3,638                      8.67                  10.25                       2002
    "       "                    7,725                     18.42                  10.50                       2002
Robert C. Carr                    None                      None
Paul R. Ballard                   None                      None
John C. Smythe                    None                      None
David K. Powers                   None                      None




    Aggregated Option/SAR Exercised in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

  (a)                           (b)                      (c)                      (d)                      (e)

                                                                             Number of                Value of Unexercised
                                                                             Unexercised              In-the-Money
                                                                             Options/SARs at          Options/SARs at
                                                                             Fiscal Year-End          Fiscal Year-End

                          Shares Acquired                                    Exercisable/             Exercisable/
Name                      on Exercise              Value Realized            Unexercisable            Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
Joseph D. Reid              115,733                 308,954(a)                  438,459(b)             $1,026,068(c)
Robert C. Carr                                                                   10,000(b)                  9,900(c)
Paul R. Ballard                                                                   5,000(b)                  4,950(c)


(a) Based on approximate average market price per share during month of exercise ($9.00) less exercise price of stock options multiplied by number of stock options exercised.
(b) All outstanding options (which are based on common stock outstanding at December 31, 1995) are currently exercisable.
(c) The Corporation's common stock is traded on the National Market tier of The Nasdaq Stock MarketSM under the symbol "CBCL". Value is based on December 31, 1995 closing price of $10.25 per share (which was based on market quotations supplied to the Corporation and reflects inter-dealer prices without retail mark-up, mark-down or commissions). In January 1996, Mr. Reid exercised 64,058 options at $6.28 per share.


         The Corporation and/or its subsidiaries have entered into Employment Agreements with Robert C. Carr, Paul R. Ballard, Richard G. Dorner, James R. Kaye, John C. Smythe, Charles J. McDonald, David K. Powers, Scott Kling, and John D. Groothuis. Except for the salaries, the terms of each agreement currently in force are substantially identical. The term of each Employment Agreement is three years and is extended automatically for one year each January 1 unless either party gives written notice to the contrary. In addition to their salaries, each employee is entitled to various fringe benefits and a discretionary bonus. All employees are entitled to disability benefits under prescribed circumstances.

         The Corporation and/or its subsidiaries have committed to revised Executive Supplemental Income Agreements with Robert C. Carr, Paul R. Ballard, Richard G. Dorner, James R. Kaye, John C. Smythe, Charles J. McDonald and David
K. Powers. In addition, Scott G. Kling, President and CEO of Paragon Bank & Trust, and John D. Groothuis, President and CEO of Grand Haven Bank, have been provided Executive Supplemental Income Agreements. The Executive Supplemental Income Agreements, which became effective January 1, 1995 ( January 1996 as to Messrs. Kling and Groothuis), provide for the payment to each employee or designated beneficiary an annual benefit which is approximately equal to the annual base salary of each employee for a period of fifteen years in the event of either the employee's retirement or the death of the employee before attaining retirement age. In the event of a change in control of the Corporation (as defined in the Agreements) which is not approved by the Board of Directors, each employee can retire with full benefits at any time after attaining the age of 55 without approval of the Board of Directors as then constituted. The benefit liabilities under the Agreements are covered by a funded insurance program by the Corporation and/or its subsidiaries.

         The Corporation and Capitol National Bank paid rent of approximately $209,000 during 1995 for their principal offices at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan to Business & Trade Center Limited, a Michigan limited partnership ("Partnership"), under lease agreements with expiration dates ranging from 1998 to 2003 and portions of which are renewable for 2 1/2 years. Joseph D. Reid and L. Douglas Johns are partners of the Partnership. These two individuals abstained from voting on any matters pertaining to the leases. Management believes that the leases were made on substantially the same terms as those prevailing for comparable transactions with unrelated third parties.

         The Corporation's banking subsidiaries have, in the normal course of business, made loans to certain directors and officers of the Corporation and its subsidiaries, and to organizations in which certain directors and officers have an interest. As of December 31, 1995, the outstanding principal balance of such loans was $9,932,000 representing 32.2% of stockholders' equity. In the opinion of management, such loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectability or present other unfavorable features. The Corporation has a written policy that all loans to, and all transactions with, Corporation officers, directors, affiliates and/or shareholders holding 10% or more of the Corporation's stock will be made or entered into for bona fide business purposes, on terms no less favorable than could be made to, or obtained from, unaffiliated parties, and shall be approved by a majority of the directors of the Corporation, including a majority of the independent disinterested directors of the Corporation.

         The Corporation and its subsidiaries on a consolidated basis own approximately 20% of the outstanding common stock of Access BIDCO, Incorporated, with an aggregate carrying value of $895,000 at December 31, 1995. Access BIDCO was formed in December 1991, upon obtaining licensure from the Michigan Financial Institutions Bureau, pursuant to the Michigan BIDCO Act. A Michigan BIDCO is a specialized business and industrial development corporation, regulated by the Michigan Financial Institutions Bureau which is the same state agency which regulates state-chartered commercial banks and other state-chartered financial institutions. As a Michigan BIDCO, Access BIDCO is a non-depository financial institution engaged in making loans and providing other financing and management assistance to Michigan businesses as permitted under the Michigan BIDCO Act.

         Joseph D. Reid, Chairman and Chief Executive Officer of Access BIDCO, Incorporated serves as a director of Access BIDCO and its majority-owned subsidiary, Onset BIDCO, Incorporated. In his capacity as an executive officer of Access BIDCO, Mr. Reid received cash compensation in 1995 in the form of a salary in the amount of $98,280 (exclusive of two years' bonuses and deferred compensation aggregating $159,200). Mr. Reid also owns 4.5% of the outstanding common stock of Access BIDCO subject to a repurchase obligation by Access BIDCO at a de minimis price and subject to his continued employment by Access BIDCO. In addition to the relationship between Mr. Reid and Access BIDCO, Vice President and Chief Financial Officer of Capitol Bancorp, Lee W. Hendrickson, serves as Vice President, Chief Financial Officer, and a director of Access BIDCO and its majority-owned subsidiary. Mr. Hendrickson received a salary from Access BIDCO for his services as an executive officer of Access BIDCO; Capitol Bancorp pays periodic fees ($50,000 in 1995) to Access BIDCO for Mr. Hendrickson's services.

         In conjunction with its business financing activities, Access BIDCO and Onset BIDCO have from time to time purchased loan participations from or sold participations to the Corporation's banks and has engaged in business financing transactions with such banks, consistent with efforts in engaging in tandem financing of Michigan businesses with banks and other financial institutions, including transactions with certain directors of the Corporation and/or businesses in which they are principal owner(s), directors or management. Any loans by Access BIDCO or Onset BIDCO purchased by the Corporation's banks on a participating basis or otherwise are subject to the banks' normal credit review and approval analysis procedures. Conversely, loans of the Corporation's banks purchased by Access BIDCO or Onset BIDCO on a participating basis or otherwise are subject to the normal credit review analysis and approval of Access and Onset.

         In addition to the foregoing, Access BIDCO leases office space from the Corporation and certain subsidiaries on a month-to-month basis at approximately $2,000 per month.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
         BDO Seidman, LLP acted as independent auditors for the Corporation for the year ended December 31, 1995. Representatives of BDO Seidman, LLP will be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

         Deloitte & Touche LLP served as the Corporation's independent auditors for each of the three years in the period ended December 31, 1993. The reports of Deloitte & Touche LLP on the Corporation's consolidated financial statements for those periods did not contain any adverse opinion or disclaimer of opinion, nor was any report qualified as to uncertainty, audit scope or accounting principles. All such reports were unqualified. In a letter from Deloitte & Touche LLP dated July 11, 1994, addressed to the Corporation's Audit Committee, Deloitte & Touche LLP communicated that, in their opinion, a disagreement between the Corporation's management and the auditing firm had occurred in conjunction with their audit of the Corporation's 1993 consolidated financial statements. The purported disagreement with management related to the accounting treatment and carrying value of purchased mortgage servicing rights and was, in the opinion of the auditing firm, resolved to their satisfaction. Deloitte & Touche LLP did not discuss the matter of the disagreement with the Corporation's Board of Directors or its Audit Committee.

         During those periods and through July 11, 1994, (the date at which the client-auditor relationship between Deloitte & Touche LLP and the Corporation ceased), there were no disagreements between the Corporation and Deloitte & Touche LLP regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission, nor were there any "reportable events" as those terms are defined in such rules and regulations.

         With respect to the Corporation's appointment of the firm of BDO Seidman, LLP as independent auditors, during the three year period ended December 31, 1993 and through August 17, 1994 (the date of appointment as the Corporation's independent auditors), the Corporation did not consult with BDO Seidman, LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Corporation's financial statements; or
(3) any matter that was either the subject of a "disagreement" or a "reportable event" between the Corporation and Deloitte & Touche LLP as such terms are defined in the rules and regulations of the Securities and Exchange Commission.

OTHER MATTERS
         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including matters relating to the conduct of the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS
         The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

         The Corporation's 1995 Annual Report to Stockholders ("Annual Report") is being provided herewith. Any stockholder who does not receive a copy of the Annual Report may obtain a copy by writing the Corporation. The Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

FORM 10-KSB
         A COPY OF THE CORPORATION'S 1995 FORM 10-KSB, WITHOUT EXHIBITS, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CAPITOL BANCORP LTD., ONE BUSINESS & TRADE CENTER, 200 WASHINGTON SQUARE NORTH, LANSING, MICHIGAN 48933, ATTENTION: LINDA D. PAVONA, VICE PRESIDENT.

STOCKHOLDER PROPOSALS
         In order to be eligible for inclusion in the Corporation's proxy material for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan 48933, no later than November 16, 1996. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ JOSEPH D. REID

                                        JOSEPH D. REID
                                        CHAIRMAN OF THE BOARD


LANSING, MICHIGAN
MARCH 14, 1996

                            CAPITOL BANCORP LTD.                        PROXY
                         One Business & Trade Center
                         200 Washington Square North
                             Lansing, MI  48933
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph D. Reid and David O'Leary as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Capitol Bancorp Ltd. held of record by the undersigned on March 4, 1996 at the Annual Meeting of Shareholders to be held on April 30, 1996, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:
1.  Election of Directors:
    [ ]  FOR all nominees listed            [ ]  WITHHOLD AUTHORITY to vote for
                                                 all nominees listed below
         (except as marked to the contrary)

         Louis G. Allen            Richard G. Dorner        H. Nicholas Genova        Leonard Maas
         Paul R. Ballard           Gary A. Falkenberg       Lewis D. Johns            Lyle W. Miller
         David L. Becker           Joel I. Ferguson         Michael L. Kasten         David O'Leary
         Robert C. Carr            Kathleen A. Gaskin       James R. Kaye             Joseph D. Reid
         Douglas E. Crist

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" Proposal 1.

                                Please sign this proxy exactly as your name
                              appears on the books of the company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              Date                                       , 1996
                                   --------------------------------------

                              Signature
                                       ----------------------------------------

                              Signature if held jointly
                                                       -------------------------

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                              CARD PROMPTLY USING THE ENCLOSED ENVELOPE.